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                                   SUPPLEMENT
                            DATED JUNE 1, 2007 TO THE
                 CLASS A, CLASS B AND CLASS C SHARES PROSPECTUS
                               DATED MAY 31, 2007
               FOR THE HARTFORD MUTUAL FUNDS, INC. ("PROSPECTUS")
                                WITH RESPECT TO:



The above referenced Prospectus is revised as follows:

THE HARTFORD HIGH YIELD MUNICIPAL BOND FUND

Under the heading "The Hartford High Yield Municipal Bond Fund, Your Expenses," on page 7 of the Prospectus, footnote number 5 to the Shareholder Fees and Annual Operating Expenses table is deleted and replaced with the following:

     (5) HIFSCO has voluntarily agreed to waive and/or reimburse all "Other Expenses" for the fund's first six months of operation.




 THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.